Exhibit 99.1

NEWS RELEASE

CONTACT:
Gary S. Maier
(310) 972-5124

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2020 THIRD QUARTER RESULTS

--Strong Positive Cash Flow Highlights the Quarter; Sales up 12 Percent for Nine Months--

LOS ANGELES, CA – February 10, 2020 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2020 third quarter ended December 31, 2019 -- reflecting profitability, generation of cash flow from operations of $22 million during the fiscal third quarter and margin improvement.

Net sales for the fiscal 2020 third quarter increased to $125.6 million for a record third quarter from $124.1 million for the same period a year earlier.

Adjusted net sales for the fiscal 2020 third quarter increased to $127.7 million for a record third quarter from $119.6 million a year earlier.

“Notwithstanding industry sales softness and the deferral of certain product orders late in the quarter, we achieved record sales and generated record cash flow from operations and improved margins.  Our strategic investments are creating a transformative platform for growth, as we expand our position within the $125 billion aftermarket hard parts industry,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Net income for the fiscal 2020 third quarter was $865,000, or $0.04 per diluted share, compared with net loss of $3.1 million, or $0.16 per share, a year ago.

Adjusted net income for the fiscal 2020 third quarter was $5.5 million, or $0.28 per diluted share, compared with $6.7 million, or $0.35 per diluted share, a year earlier.

Gross profit for the fiscal 2020 third quarter was $27.7 million compared with $21.2 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2020 third quarter was 22.0 percent compared with 17.0 percent a year earlier.

Adjusted gross profit for the fiscal 2020 third quarter was $34.3 million compared with $30.9 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the three months was 26.9 percent compared with 25.8 percent a year earlier.

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Motorcar Parts of America, Inc.
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The results for the fiscal 2020 third quarter gross margin were primarily impacted by two items totaling $5.8 million.

•
Non-cash expenses of $3.7 million, including a write-down of $2.4 million associated with the quarterly revaluation for cores on customers’ shelves, and $1.3 million of amortization related to the premium for core buy backs.

•	Transition costs of $2.1 million associated with the move into the company’s new facilities in Mexico to support the growth in sales.

“Our footprint of the future is rapidly evolving and we expect to realize incremental benefits from our investments as we reach our target completion by the end of the second quarter of our new fiscal year,” Joffe added.

Nine-Month Results

Net sales for the fiscal 2020 nine-month period increased 12.0 percent to a record $385.1 million from $343.7 million a year earlier.

Adjusted net sales for the fiscal 2020 nine-month period increased 12.8 percent to a record $387.7 million from $343.6 million last year.

Net income for the fiscal 2020 nine-month period was $903,000, or $0.05 per diluted share, compared with net loss of $5.1 million, or $0.27 per share, in fiscal 2019.

Adjusted net income for the fiscal 2020 nine-month period was $20.1 million, or $1.05 per diluted share, compared with $21.2 million, or $1.10 per diluted share, in fiscal 2019.

Gross profit for the fiscal 2020 nine-month period was $81.8 million compared with $63.2 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2020 nine-month period was 21.2 percent compared with 18.4 percent a year earlier.

Adjusted gross profit for the fiscal 2020 nine-month period was $103.4 million compared with $89.8 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the nine months was 26.7 percent compared with 26.1 percent a year earlier.

UPDATED FISCAL 2020 SALES GUIDANCE

Due to the factors impacting the fiscal third quarter noted above, Motorcar Parts of America now believes net sales for its fiscal year 2020 ending March 31 should be approximately $534 million and adjusted net sales for its fiscal year 2020 ending March 31 should be approximately $539 million, representing 13 percent growth year-over-year on both a GAAP and non-GAAP basis, with sales momentum improving in the current fiscal fourth quarter.

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Motorcar Parts of America, Inc.
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Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), income from operations, gross profit or gross profit margin as a measure of financial performance.  The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations.  However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release.  Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on February 10, 2020 through 8:59 p.m. Pacific time on February 17, 2020 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 3748079.

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Motorcar Parts of America, Inc.
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About Motorcar Parts of America, Inc.

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel bearing and hub assemblies, brake calipers, brake master cylinders, brake power boosters, rotors, brake pads and turbochargers utilized in imported and domestic passenger vehicles, light trucks and heavy-duty applications.  In addition, the company designs and manufactures test solutions for performance, endurance and production testing of electric motors, inverters, alternators, starters, and belt starter generators for the OE, aerospace and aftermarket. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in New York, California, Mexico, Malaysia, China and India, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia and Canada.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2019 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

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MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018

Net sales	$125,574,000	$124,113,000	$385,096,000	$343,720,000
Cost of goods sold	97,913,000	102,952,000	303,279,000	280,496,000
Gross profit	27,661,000	21,161,000	81,817,000	63,224,000
Operating expenses:
General and administrative	10,618,000	12,331,000	36,903,000	33,419,000
Sales and marketing	5,623,000	5,149,000	15,990,000	14,078,000
Research and development	2,174,000	2,054,000	6,694,000	5,574,000
Total operating expenses	18,415,000	19,534,000	59,587,000	53,071,000
Operating income	9,246,000	1,627,000	22,230,000	10,153,000
Interest expense, net	6,879,000	5,764,000	19,575,000	16,538,000
Income (loss) before income tax expense (benefit)	2,367,000	(4,137,000)	2,655,000	(6,385,000)
Income tax expense (benefit)	1,502,000	(1,035,000)	1,752,000	(1,301,000)
Net income (loss)	$865,000	$(3,102,000)	$903,000	$(5,084,000)
Basic net income (loss) per share	$0.05	$(0.16)	$0.05	$(0.27)
Diluted net income (loss) per share	$0.04	$(0.16)	$0.05	$(0.27)
Weighted average number of shares outstanding:
Basic	18,961,517	18,810,702	18,895,893	18,861,617
Diluted	19,305,805	18,810,702	19,263,114	18,861,617

Note: The Company revised its financial statements for each of the three years in the period ended March 31, 2018 and for the three months ended June 30, 2018.  As of June 30, 2018, the cumulative error for all periods previously reported was an understatement of net income of $2,938,000.  Additional information is available in the company’s September 30, 2018 Form 10-Q.

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2019	March 31, 2019
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$9,458,000	$9,911,000
Short-term investments	2,382,000	3,273,000
Accounts receivable — net	52,930,000	56,015,000
Inventory— net	256,482,000	233,726,000
Inventory unreturned	8,266,000	8,469,000
Contract assets	22,616,000	22,183,000
Income tax receivable	10,952,000	10,009,000
Prepaid expenses and other current assets	10,332,000	9,296,000
Total current assets	373,418,000	352,882,000
Plant and equipment — net	43,314,000	35,151,000
Operating lease assets	65,652,000	-
Long-term deferred income taxes	8,722,000	9,746,000
Long-term contract assets	224,569,000	221,876,000
Goodwill	3,205,000	3,205,000
Intangible assets — net	7,183,000	8,431,000
Other assets	679,000	1,071,000
TOTAL ASSETS	$726,742,000	$632,362,000
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$79,820,000	$92,461,000
Accrued liabilities	17,008,000	14,604,000
Customer finished goods returns accrual	25,223,000	22,615,000
Contract liabilities	32,953,000	30,599,000
Revolving loan	130,000,000	110,400,000
Other current liabilities	4,651,000	4,990,000
Operating lease liabilities	4,991,000	-
Current portion of term loan	3,678,000	3,685,000
Total current liabilities	298,324,000	279,354,000
Term loan, less current portion	21,380,000	24,187,000
Long-term contract liabilities	55,476,000	40,889,000
Long-term deferred income taxes	302,000	257,000
Long-term operating lease liabilities	61,805,000	-
Other liabilities	5,129,000	7,920,000
Total liabilities	442,416,000	352,607,000
Commitments and contingencies
Shareholders’ equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,965,030 and 18,817,400 shares issued and outstanding at December 31, 2019 and March 31, 2019, respectively	190,000	188,000
Additional paid-in capital	217,530,000	215,047,000
Retained earnings	72,310,000	71,407,000
Accumulated other comprehensive loss	(5,704,000)	(6,887,000)
Total shareholders’ equity	284,326,000	279,755,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$726,742,000	$632,362,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company’s financial results for the three and nine months ended December 31, 2019 and 2018. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting the Company’s business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and nine months ended December 31, 2019 and 2018 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
GAAP Results:
Net sales	$125,574,000	$124,113,000	$385,096,000	$343,720,000
Net income (loss)	865,000	(3,102,000)	903,000	(5,084,000)
Income (loss) per share (EPS)	0.04	(0.16)	0.05	(0.27)
Gross margin	22.0%	17.0%	21.2%	18.4%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$127,677,000	$119,630,000	$387,670,000	$343,592,000
Non-GAAP adjusted net income	5,467,000	6,683,000	20,143,000	21,240,000
Non-GAAP adjusted diluted income per share (EPS)	0.28	0.35	1.05	1.10
Non-GAAP adjusted gross margin	26.9%	25.8%	26.7%	26.1%
Non-GAAP adjusted EBITDA	$16,486,000	$16,190,000	$53,233,000	$48,961,000

Note: The Company had revised its financial statements for each of the three years in the period ended March 31, 2018 and for the three months ended June 30, 2018.  As of June 30, 2018, the cumulative error for all periods previously reported was an understatement of net income of $2,938,000.  For further information, please see the Company’s September 30, 2018 Form 10-Q.  As of June 30, 2018, the cumulative impact to non-GAAP adjusted net income for all periods previously reported was an understatement of $1,220,000.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
GAAP net sales	$125,574,000	$124,113,000	$385,096,000	$343,720,000
Adjustments:
Return and stock adjustment accruals related to new business and product line expansion	-	673,000	159,000	673,000
Customer allowances related to new business	2,103,000	2,139,000	4,562,000	6,494,000
Impact of sales price increases related to tariffs	-	(309,000)	(2,280,000)	(309,000)
Core sales and cost in connection with a cancelled contract	-	(6,986,000)	133,000	(6,986,000)
Adjusted net sales	$127,677,000	$119,630,000	$387,670,000	$343,592,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended December 31,
	2019		2018
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss)	$865,000	$0.04	$(3,102,000)	$(0.16)
Adjustments:
Net sales
Return and stock adjustment accruals related to new business and product line expansion	-	-	673,000	0.04
Customer allowances related to new business	2,103,000	0.11	2,139,000	0.11
Impact of sales price increases related to tariffs	-	-	(309,000)	(0.02)
Core sales and cost in connection with a cancelled contract	-	-	(6,986,000)	(0.36)
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	2,148,000	0.11	2,078,000	0.11
Revaluation - cores on customers’ shelves	2,395,000	0.12	2,619,000	0.14
Cost of customer allowances and stock adjustment accruals related to new business and product line expansion	-	-	(51,000)	(0.00)
Tariff costs paid for products sold before price increases were effective	-	-	1,835,000	0.10
Cost of goods sold for cores recorded in connection with a cancelled contract	-	-	7,750,000	0.40
Operating expenses
Acquisition, financing, transition, severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	977,000	0.05	1,410,000	0.07
Share-based compensation expenses	1,071,000	0.06	1,030,000	0.05
Mark-to-market losses (gains)	(3,772,000)	(0.20)	860,000	0.04
Tax effected (a)	(320,000)	(0.02)	(3,263,000)	(0.17)
Adjusted net income	$5,467,000	$0.28	$6,683,000	$0.35

(a) Adjusted net income is calculated by applying an income tax rate of 25.0% to adjusted pre-tax income for the three months ended December 31, 2019 and 2018; this rate may differ from the period’s actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Nine Months Ended December 31,
	2019		2018
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss)	$903,000	$0.05	$(5,084,000)	$(0.27)
Adjustments:
Net sales
Return and stock adjustment accruals related to new business and product line expansion	159,000	0.01	673,000	0.03
Customer allowances related to new business	4,562,000	0.24	6,494,000	0.34
Impact of sales price increases related to tariffs	(2,280,000)	(0.12)	(309,000)	(0.02)
Core sales and cost in connection with a cancelled contract	133,000	0.01	(6,986,000)	(0.36)
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	5,829,000	0.30	5,666,000	0.29
Revaluation - cores on customers’ shelves	9,867,000	0.51	11,466,000	0.60
Cost of customer allowances and stock adjustment accruals related to new business and product line expansion	(59,000)	(0.00)	(51,000)	(0.00)
Tariff costs paid for products sold before price increases were effective	3,347,000	0.17	1,835,000	0.10
Cost of goods sold for cores recorded in connection with a cancelled contract	-	-	7,750,000	0.40
Operating expenses
Acquisition, financing, transition, severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	2,040,000	0.11	3,085,000	0.16
Share-based compensation expenses	3,112,000	0.16	3,151,000	0.16
Mark-to-market losses (gains)	(2,507,000)	(0.13)	1,628,000	0.08
Interest
Write-off of debt issuance costs	-		303,000	0.02
Tax effected (a)	(4,963,000)	(0.26)	(8,381,000)	(0.44)
Adjusted net income	$20,143,000	$1.05	$21,240,000	$1.10

(a) Adjusted net income is calculated by applying an income tax rate of 25.0% to adjusted pre-tax income for the nine months ended December 31, 2019 and 2018; this rate may differ from the period’s actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended December 31,
	2019		2018
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$27,661,000	22.0%	$21,161,000	17.0%
Adjustments:
Net sales
Return and stock adjustment accruals related to new business and product line expansion	-		673,000
Customer allowances related to new business	2,103,000		2,139,000
Impact of sales price increases related to tariffs	-		(309,000)
Core sales and cost in connection with a cancelled contract	-		(6,986,000)
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	2,148,000		2,078,000
Revaluation - cores on customers’ shelves	2,395,000		2,619,000
Cost of customer allowances and stock adjustment accruals related to new business and product line expansion	-		(51,000)
Tariff costs paid for products sold before price increases were effective	-		1,835,000
Cost of goods sold for cores recorded in connection with a cancelled contract	-		7,750,000
Total adjustments	6,646,000	4.9%	9,748,000	8.8%
Adjusted gross profit	$34,307,000	26.9%	$30,909,000	25.8%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Nine Months Ended December 31,
	2019		2018
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$81,817,000	21.2%	$63,224,000	18.4%
Adjustments:
Net sales
Return and stock adjustment accruals related to new business and product line expansion	159,000		673,000
Customer allowances related to new business	4,562,000		6,494,000
Impact of sales price increases related to tariffs	(2,280,000)		(309,000)
Core sales and cost in connection with a cancelled contract	133,000		(6,986,000)
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	5,829,000		5,666,000
Revaluation - cores on customers’ shelves	9,867,000		11,466,000
Cost of customer allowances and stock adjustment accruals related to new business and product line expansion	(59,000)		(51,000)
Tariff costs paid for products sold before price increases were effective	3,347,000		1,835,000
Cost of goods sold for cores recorded in connection with a cancelled contract	-		7,750,000
Total adjustments	21,558,000	5.5%	26,538,000	7.7%
Adjusted gross profit	$103,375,000	26.7%	$89,762,000	26.1%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended December 31,		Nine Months Ended December 31,
	2019	2018	2019	2018
GAAP net income (loss)	$865,000	$(3,102,000)	$903,000	$(5,084,000)
Interest expense, net	6,879,000	5,764,000	19,575,000	16,538,000
Income tax expense (benefit)	1,502,000	(1,035,000)	1,752,000	(1,301,000)
Depreciation and amortization	2,400,000	1,715,000	7,019,000	4,933,000
EBITDA	$11,646,000	$3,342,000	$29,249,000	$15,086,000

Adjustments:
Net sales
Return and stock adjustment accruals related to new business and product line expansion	-	673,000	159,000	673,000
Customer allowances related to new business	2,103,000	2,139,000	4,562,000	6,494,000
Impact of sales price increases related to tariffs	-	(309,000)	(2,280,000)	(309,000)
Core sales and cost in connection with a cancelled contract	-	(6,986,000)	133,000	(6,986,000)
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses (a)	2,096,000	1,969,000	5,703,000	5,399,000
Revaluation - cores on customers’ shelves	2,395,000	2,619,000	9,867,000	11,466,000
Cost of customer allowances and stock adjustment accruals related to new business and product line expansion	-	(51,000)	(59,000)	(51,000)
Tariff costs paid for products sold before price increases were effective	-	1,835,000	3,347,000	1,835,000
Cost of goods sold for cores recorded in connection with a cancelled contract	-	7,750,000	-	7,750,000
Operating expenses
Acquisition, financing, transition (a), severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	947,000	1,319,000	1,947,000	2,825,000
Share-based compensation expenses	1,071,000	1,030,000	3,112,000	3,151,000
Mark-to-market losses (gains)	(3,772,000)	860,000	(2,507,000)	1,628,000
Adjusted EBITDA	$16,486,000	$16,190,000	$53,233,000	$48,961,000

(a) Excludes depreciation